SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant     ☒      Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐      Preliminary Proxy Statement
☐      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒      Definitive Proxy Statement
☐      Definitive Additional Materials
☐      Soliciting Material Pursuant to Rule 14a-12

FLIGHT SAFETY TECHNOLOGIES, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒    No fee required.
☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:
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3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

Notice of 2008 Annual Meeting Proxy Statement 2008 Annual Report on Form 10-KSB • Business • Management's Discussion and Analysis • Consolidated Financial Statements

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Preliminary Note: Cautionary Statement Pursuant to Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995:

     Except for the historical information presented in this document, the matters discussed or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by us. We caution you that no statements contained in this document should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, which include risks and uncertainties associated with, among other things, availability of capital to fund operations, the impact of competitive products and pricing, limited visibility into future product demand, slower economic growth generally, difficulties inherent in the development of complex technology, new products sufficiency, research and development, fluctuations in operating results, and these and other risks are discussed in the "Known Trends, Risks and Uncertainties" in the Management's Discussion and Analysis of Financial Condition and Results of Operations section of our 2008 Annual Report on Form 10-KSB for our fiscal year ending May 31, 2008. The actual results that we achieve may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and, except as required by law, we assume no obligation to update this information whether as a result of new information, future events or otherwise. Readers are urged to carefully review and consider the various disclosures made by us in our 2008 Annual Report on Form 10-KSB for our fiscal year ending May 31, 2008 and in our other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect our business.

28 Cottrell Street
Mystic, Connecticut 06355

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

You are hereby notified that the 2008 annual shareholder meeting of Flight Safety Technologies, Inc. will be held as follows:
TIME	11:00 a.m. on Wednesday, November 13, 2008
PLACE	Wyndham Garden Hotel at Newark Airport 550 Route 1 South Newark, New Jersey
ITEMS OF BUSINESS	(1) To elect four members to the Board of Directors.

(2) To ratify the Audit and Finance Committee's appointment of Wolf & Company, P.C. as Flight Safety Technologies, Inc.'s independent auditors.
(3) To conduct such other business as may properly come before the annual meeting.
RECORD DATE	You are entitled to vote at the annual meeting and at any adjournments thereof if you were a stockholder at the close of business on Thursday, September 25, 2008.
ANNUAL MEETING ADMISSION	No admission tickets are required. The annual meeting will begin promptly at 11 a.m. In order to avoid any disruption for those in attendance, late comers will not be seated.
VOTING BY PROXY

Please submit a proxy as soon as possible so that your shares can be voted at the annual meeting in accordance with your instructions. For specific instructions on voting, please refer to the instructions on the proxy card.

By Order of the Board

/s/ Kenneth Wood
Kenneth Wood
Chief Executive Officer

This proxy statement and accompanying proxy card are being distributed on or about September 26, 2008.

2008 ANNUAL MEETING OF STOCKHOLDERS
NOTICE OF ANNUAL MEETING AND PROXY STATEMENT
TABLE OF CONTENTS

Page
Questions and Answers About the Proxy Materials and the Annual Meeting	ii
Proxy Statement	1
Solicitation and Voting	1
Stockholders Entitled to Vote	1
Broker Non-Votes	1
Solicitation of Proxies	1
Voting of Proxies	2
Vote by Internet	2
Vote by Phone	2
Vote by Mail	2
Revocability of Proxies	2
List of Stockholders	2
Corporate Governance Matters	2
Director Independence	2
Audit Committee Financial Experts	3
Code of Business Ethics	3
Executive Sessions of Independent Directors	3
Nomination of Director Candidates	3
Meetings and Committees of the Board of Directors	4
The Finance and Audit Committee	5
The Compensation Committee	5
Nominating and Governance Committee	5
Executive Committee	5
Compliance, Disclosure and Ethics Oversight Committee	6
Stockholder Communications to the Board	6
Stock Ownership	6
Directors, Executive Officers and Beneficial Owners	6
Section 16(a) Beneficial Ownership Reporting Compliance	8
Compensation of Executive Officers and Directors	8
Executive Officers	8
Named Executive Officers Who Are Not Directors	8
Executive Compensation	9
Compensation Discussion and Analysis	9
Employment Contracts	9
Compensation of Directors	10
Proposal No. 1 - Election of Directors	11
Nominees for Directors	11
Vote Required and Board of Directors' Recommendation	12
Proposal No. 2 - Ratification of Appointment of Independent Auditors	13
Audit and Related Fees	13
Annual Independence Discussions	13
Vote Required and Board of Directors' Recommendation	13
Report of the Finance and Audit Committee	15
Stockholder Proposals to Be Presented at Next Annual Meeting	16
Transaction of Other Business	16

i

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
AND THE 2008 ANNUAL MEETING OF
FLIGHT SAFETY TECHNOLOGIES, INC.
Q. A.

Why am I receiving these materials?

Flight Safety Technologies' Board of Directors (the "Board") is providing these proxy materials for you in connection with Flight Safety Technologies' annual meeting of stockholders, which will take place on November 13, 2008. Stockholders are invited to attend the annual meeting and are requested to vote on the proposals described in this proxy statement.

Q. A.

What information is contained in these materials?

The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of directors and our most highly paid officers, and certain other required information. Flight Safety Technologies' 2008 Annual Report for its fiscal year ended May 31, 2008 and audited financials statements, proxy card and return envelope are also enclosed.

Q. A.

What proposals will be voted on at the annual meeting?

There are two proposals scheduled to be voted on at the annual meeting:
•    the election of directors for a 1-year term;
•    the ratification of the Audit and Finance Committee's appointment of Wolf & Company, P.C. as Flight Safety Technologies' independent auditors.

Q. A.	What is Flight Safety Technologies' voting recommendation? The Board recommends that you vote your shares "FOR" each of the nominees to the Board and "FOR" all other proposals.
Q. A.

What shares owned by me can be voted?

All shares owned by you as of the close of business on September 25, 2008 (the "Record Date") may be voted by you. You may cast one vote per share of common stock that you held on the Record Date. These shares include shares that are: (1) held directly in your name as the stockholder of record, and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee.

Q. A.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders are classified as beneficial owners because they hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Pacific Stock Transfer Company, these proxy materials are being sent directly to you and you have the right to grant your voting proxy directly to Flight Safety Technologies, Inc. or to vote in person at the annual meeting. We have enclosed a proxy card for you to use. You may also vote by Internet or by telephone as described on the proxy card.

Beneficial Owner. If you are considered the beneficial owner of shares, these proxy materials are being forwarded to you by your broker or nominee and you have the right to direct your broker on how to vote. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee regarding how to vote your shares. You may also vote by Internet or by telephone as described on the proxy card.
Q. A.

How can I vote my shares in person at the annual meeting?

Shares held directly in your name as the stockholder of record may be voted in person at the annual meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification. Even if you plan to attend the annual meeting, We recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the annual meeting.

If you are a beneficial owner, you only may vote in person if you obtain a signed proxy from the record holder giving you the right to vote the shares and submit it to us at the annual meeting.

Q. A.

Can I change my vote?

You may change your vote at any time prior to the vote at the annual meeting. You may accomplish this by entering a new vote by Internet or telephone or by granting a new proxy card or new voting instruction card bearing a later date (which automatically revokes the earlier proxy instructions) or, if you are a record stockholder, by attending the annual meeting and voting in person. Attendance at the annual meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Q. A.

How are votes counted?

In the election of directors, you may vote "FOR" all or any of the nominees, your vote may be "WITHHELD" with respect to one or more of the nominees or you may ABSTAIN. For the remaining proposals, you may vote "FOR", "AGAINST" or "ABSTAIN". Abstaining votes will be counted as present for purposes of determining the presence of a quorum but will have no effect on the vote. If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board.

Q. A.

What is the voting requirement to approve each of the proposals?

In the election for directors, the four persons receiving the highest number of "FOR" votes will be elected. The other proposals require the affirmative "FOR" vote of a majority of those shares present and entitled to vote. If you are a beneficial owner and do not provide the stockholder of record with voting instructions, your shares may constitute broker non-votes, as described below in "What is the quorum requirement for the annual meeting?". In tabulating the voting result for any particular proposal, shares which constitute broker non-votes are not considered entitled to vote.

Q. A.

What does it mean if I receive more than one proxy or voting instruction card?

It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q. A.	How can I obtain an admission ticket for the annual meeting? We are not requiring admission tickets this year.
Q. A.

Where can I find the voting results of the annual meeting?

We will announce preliminary voting results at the annual meeting and publish final results in our quarterly report on Form 10-Q for the second quarter of fiscal year 2009.

Q. A.

What happens if additional proposals are presented at the annual meeting?

Other than the two proposals described in this proxy statement, we do not expect any matters to be presented for a vote at the annual meeting. If you grant a proxy, the person named as proxy holder, Joseph J. Luca, a Director and Chairman of the Audit and Finance Committee, will have the discretion to vote your shares on any additional matters properly presented for a vote at the annual meeting.

Q. A.

What shares are entitled to be voted?

Each share of our common stock outstanding as of the close of business on September 25, 2008, the Record Date, is entitled to one vote at the annual meeting. On the Record Date, we had 8,395,210 shares of common stock issued and outstanding.

Q. A.

What is the quorum requirement for the annual meeting?

The quorum requirement for holding the annual meeting and transacting business is a majority of the outstanding shares entitled to be voted. The shares may be present in person or represented by proxy at the annual meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Broker non-votes, however, are not counted as shares present and entitled to be voted with respect to the matter on which the broker has not voted. Thus, broker non-votes will not affect the outcome of any of the matters being voted on at the annual meeting. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares.

Q. A.	Who will count the vote? A representative of Broadridge Financial Solutions ("Broadridge") will tabulate the votes.
Q. A.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Flight Safety Technologies, Inc. or to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by the Board. Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to our management.

Q. A.

Who will bear the cost of soliciting votes for the annual meeting?

We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We have retained the services of Broadridge to aid in the solicitation of proxies. We estimate that we will pay a fee of approximately $22,000 for its services. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.

v

Q. A.

How may I propose actions for next year's annual meeting of stockholders?

You may submit proposals for consideration at future annual stockholder meetings. To be timely for next year's annual meeting, the recommendation must be delivered to the Corporate Secretary no sooner than 120 days and no later than 90 days prior to the first anniversary of this Annual Meeting. Such proposals will need to comply with the SEC's regulations regarding the inclusion of stockholder proposals in Flight Safety Technologies, Inc.-sponsored proxy materials. The Nominating and Governance Committee will consider properly submitted stockholder proposals, including recommendations of candidates to our Board. Any such stockholder recommendation must include the candidate's name and qualifications for Board membership, the candidate's age, business address, residence address, principal occupation or employment, the number of shares beneficially owned by the candidate and information that would be required to solicit a proxy under federal securities law. In addition, the recommendation must include the stockholder's name, address and the number of shares beneficially owned and the period they have been held. Such stockholder recommendations must be submitted in the same time and manner as any stockholder proposal as described above.

28 Cottrell Street
Mystic, Connecticut 06355

PROXY STATEMENT

The accompanying proxy is solicited by the Board of Directors of Flight Safety Technologies, Inc. (hereinafter referred to as "we", "us", "our" or "Company"), a Nevada corporation, to the holders of our issued and outstanding common stock for use at our annual meeting of stockholders to be held on November 13, 2008. These proxy solicitation materials and our Annual Report to Stockholders for our fiscal year ended May 31, 2008, including financial statements (on Form 10-KSB) are being mailed to our stockholders on or about September 30, 2008. Our principal office is located at 28 Cottrell Street, Mystic, Connecticut, 06355.

SOLICITATION AND VOTING

Stockholders Entitled to Vote. Holders of our common stock as of the close of business on September 25, 2008 will be entitled to vote at the meeting and any adjournment thereof. As of that time, we had 8,395,210 shares of common stock outstanding, all of which are entitled to vote with respect to all matters to be acted upon at the annual meeting. Each stockholder of record as of that date is entitled to one vote for each share of common stock held by him or her. Our bylaws provide that a majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Votes for and against, abstentions and "broker non-votes" will each be counted as present for purposes of determining the presence of a quorum.

Broker Non-Votes. A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in "street name") but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors, increases in authorized common stock for general corporate purposes and ratification of auditors.

Solicitation of Proxies. We will bear the cost of soliciting proxies. In addition to soliciting stockholders by mail, we will request banks, brokers and other custodians, nominees and fiduciaries to solicit customers for whom they hold our stock and will reimburse them for their reasonable, out-of-pocket costs. We may use the services of our officers, directors and others to solicit proxies, personally or by telephone, without additional compensation.

Voting of Proxies. All valid proxies received before the meeting will be exercised. All shares represented by a proxy will be voted, and where a proxy specifies a stockholder's choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted in favor of all of the following Proposals.

Vote by Internet. All stockholders may use the Internet to transmit their voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern time the day before the meeting date. The website for Internet voting is www.proxyvote.com.

Vote by Phone. All stockholders may also use any touch-tone telephone to transmit their voting instructions up until 11:59 p.m. Eastern time the day before the meeting date. The toll-free number is located on your proxy card.

Vote by Mail. All stockholders may vote by mail. Simply mark, sign, and date your proxy card and return it in the postage-prepaid envelope we have provided or return it to Flight Safety Technologies, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Revocability of Proxies. A stockholder giving a proxy has the power to revoke his or her proxy at any time before it is exercised by delivering to the Secretary of Flight Safety Technologies, Inc., a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person. If you are a beneficial owner, you only may vote in person if you obtain a signed proxy from the record holder giving you the right to vote the shares and submit it to us at the annual meeting.

List of Stockholders. The names of stockholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior for any purpose germane to the meeting between the hours of 8:45 a.m. and 4:30 p.m., at our principal office at 28 Cottrell Street, Mystic, CT 06355.

CORPORATE GOVERNANCE MATTERS

We are committed to having sound corporate governance principles. Having such principles is essential to running our business efficiently and to maintaining our integrity in the marketplace. Our Committee Charters, Code of Business Ethics, Insider Trading Policy and General Statement of Policy on Disclosures are available at http://www.flysafetech.com. Please note, however, that information contained on the website is not incorporated by reference in, or considered to be a part of, this document.

Director Independence. The Board determined that over half of its five members, Messrs. Luca, Schwartz, and Cummins were independent.

The Board determined that each member of the Finance and Audit, the Compensation and the Nominating & Governance Committees is independent.

Audit Committee Financial Experts. The Board has determined that at least one member of the Audit Committee, Joseph J. Luca, is a financial expert.

Code of Business Ethics. The Board has approved and adopted a Code of Business Ethics for our officers, directors and employees.

Executive Sessions of Independent Directors. Independent Board members meet without management and non-independent directors present as often as necessary to fulfill their responsibilities, including at least annually in executive sessions. The Chairman of the Nominating and Governance Committee presides over meetings of the independent directors.

Nomination of Director Candidates. We believe that it is in the best interests of our stockholders to identify and select highly-qualified candidates to serve as directors. The Nominating and Governance Committee seeks candidates for election and appointment who possess high standards of personal and professional ethics and integrity, practical wisdom and mature judgment and who are committed to staunchly representing the interests of the stockholders. The Nominating and Governance Committee also believes that the Board should be comprised of a diverse group of individuals with significant leadership accomplishments in business; who have been associated with institutions noted for excellence; and who have broad experience and the ability to exercise sound business judgment.

There are no specific minimum qualifications that an individual must meet in order to be nominated; each is considered on a case-by-case basis. Candidates may come to the attention of the Committee from current Board members, stockholders, professional search firms, officers or other persons. The Committee will review all candidates in the same manner regardless of the source of the recommendation.

The Nominating and Governance Committee will consider properly submitted stockholder recommendations of candidates. Any stockholder recommendation must include the candidate's name and qualifications for Board membership, the candidate's age, business address, residence address, principal occupation or employment, the number of shares beneficially owned by the candidate and information that would be required to solicit a proxy under federal securities law. In addition, the recommendation must include the stockholder's name, address and the number of shares beneficially owned and the period they have been held. The recommendation should be sent to Corporate Secretary, Flight Safety Technologies, Inc., 28 Cottrell Street, Mystic, Connecticut 06355.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

As of the date of this proxy statement, Flight Safety Technologies, Inc.'s Board has four directors and the following five committees: (1) Finance and Audit; (2) Compensation; (3) Compliance, Disclosure and Ethics Oversight; (4) Executive; and (5) Nominating and Corporate Governance. The current membership and the function of each of the committees are described below. Each of the committees operates under a written charter adopted by the Board. All of the committee charters are available on our website at http://www.flysafetech.com. During the 2008 fiscal year, the Board held 5 meetings. Each director attended at least 75% of all Board and applicable Committee meetings. Directors are encouraged to attend annual meetings of Flight Safety Technologies stockholders. Five directors attended the last annual meeting of stockholders. The following chart lists our directors and indicates the committees on which they have served since our last annual meeting.

Name of Director	Executive	Compliance, Disclosure and Ethics Oversight	Compensation	Finance and Audit	Nominating and Corporate Governance
Non-Employee Directors:
Joseph J. Luca (1)		X		X*
James A. Schwartz (2)		X*	X*	X	X
Wes Cummins (3)			X		X*
Employee Directors:
William B. Cotton (4)	X	X
Neal Fine (5)	X
Number of Meetings in Fiscal 2008	5 (6)	---	---	4	2

X = Committee Member; * = Chair

(1)   Mr. Luca has served as a director since October 2002.
(2)   Mr. Schwartz has served as a director since February 23, 2007.
(3)   Mr. Cummins has served as a director since February 23, 2007.
(4)   Mr. Cotton has served as a director since September 2002.
(5)   Mr. Fine has served as a director since November 9, 2007.
(6)   Executive Committee meetings were held in conjunction with Board meetings.

The Finance and Audit Committee. The functions of the Finance and Audit Committee include retaining our independent auditors, reviewing their independence, reviewing and approving the planned scope of our annual audit, reviewing and approving any fee arrangements with our auditors, overseeing their audit work, reviewing and pre-approving any non-audit services that may be performed by them, reviewing the adequacy of accounting and financial controls, reviewing our critical accounting policies and reviewing and approving any related party transactions. The Board of Directors has determined that all members of the Finance and Audit Committee are independent. The Board of Directors has determined that Mr. Luca is the audit committee's "financial expert," as such term is defined under Item 401(e) of Regulation S-B promulgated under the Securities Act of 1933, as amended. Mr. Luca is an expert by virtue of his extensive career in the financial and accounting business. For additional information concerning the Finance and Audit Committee, see "Report of the Audit Committee" included in this proxy statement.

The Compensation Committee. The Compensation Committee makes recommendations to the Board of Directors on compensation for our executive officers and other key employees, and reviews management's recommendations for stock option grants and other compensation plans or practices. The Board of Directors has determined that members of the Compensation Committee are independent.

Nominating and Governance Committee. The Nominating and Governance Committee proposes a slate of director nominees for election to the Company's Board of Directors (Board) and identifies and recommends candidates to fill vacancies occurring between annual stockholder meetings. It is also responsible for:

•      annually reviewing the composition of each committee of the Board and presenting recommendations for committee memberships, including committee chairs, to the Board as needed;

•      reviewing and making recommendations about changes to the charter of the Committee;

•      considering and reviewing director qualification guidelines.

The Board of Directors has determined that all members of the Nominating and Governance Committee are independent.

Executive Committee. The Executive Committee exercises the powers of the Board in the management of the operations of the Corporation when the Board is unable to act. However, the Executive Committee does not have the power to fill vacancies in the Board, the power to amend the Bylaws of the Corporation, or the power to take any other action without the prior approval of the Board, if the Board has required such approval with respect to a particular action or such action would directly contravene a prior resolution of the Board.

Compliance, Disclosure and Ethics Oversight Committee. The Compliance, Disclosure and Ethics Oversight Committee is responsible for setting, implementing and monitoring policies to ensure that we comply with all applicable local, state and federal laws, rules and regulations and ethical standards; adopting a code of business ethics; reviewing, controlling, and ensuring that we release news, information and materials that are truthful, accurate and complete in all material respects; and establish, oversee and implement disclosure control and review procedures that are used to prepare SEC filings.

Stockholder Communications to the Board. Stockholders can send communications to the Board by mail or electronic mail to the Board of Directors, Attn: Corporate Secretary, Flight Safety Technologies, Inc., 28 Cottrell Street, Mystic, Connecticut 06355. The Secretary will review all such communications and has the authority to disregard any communications that are inappropriate or irrelevant to us and our operations, or to take other appropriate actions with respect to such communications. The Secretary will keep a log of all such communications and at least annually will report to the Board on the nature and status of significant communications. If a stockholder communication deals with the functions of the Board or Board committees, or he otherwise determines requires the attention of the Board, the Secretary will submit it to the Board. The Secretary promptly will refer any stockholder communications relating to financial statements, internal controls or auditing matters to the Finance and Audit Committee.

STOCK OWNERSHIP

Directors, Executive Officers and Beneficial Owners.

The following table sets forth, as of September 25, 2008, certain information with respect to the beneficial ownership of our common stock by (i) each stockholder known by us to be the beneficial owner of more than five percent (5%) of our common stock, (ii) each director, (iii) each executive officer, and (iv) all of our directors and executive officers as a group. Except as set forth below, we are not aware of any beneficial owner of more than five percent (5%) of our common stock. Except as otherwise indicated, we believe that the beneficial owners of our common stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

Name (1)	Amount and Nature of Beneficial Ownership(2)	Percent of Common Stock(3)
Directors and Executive Officers
William B. Cotton, Director (4)	415,001	4.85%
Joseph J. Luca, Director (5)	100,000	1.18%
Wes Cummins, Director (6)	384,400	4.55%
James A. Schwartz, Director (7)	236,450	2.80%
Neal Fine, Director, Sr. VP Technology, Secretary (8)	150,000	1.76%
Kenneth S. Wood, CEO and President	0	0%
Richard Rosenfeld CFO, Vice-President of Operations, Secretary	0	0%
Shares of all directors and officers as a group (7 persons)	1,296,267	15.13%
Certain Beneficial Owners
Bryant R. Riley (9)	968,655	11.54%

(1)  The address of all our directors and named executive officers is the address of our company: 28 Cottrell Street, Mystic, Connecticut, 06355.

(2)  Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934. The number of shares beneficially owned by each person or group as of September 25, 2008 includes shares of common stock that such person or group had the right to acquire on or within 60 days after September 25, 2008, including, but not limited to, upon the exercise of options.

(3)  For each person and group included in the table, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group as described above by the sum of the 8,395,210 shares of common stock outstanding on September 25, 2008 and the number of shares of common stock that such person or group had the right to acquire on or within 60 days of September 25, 2008, including, but not limited to, upon the exercise of options.

(4)  Includes 165,000 shares of our common stock issuable to Mr. Cotton upon the exercise of options at a rate of $3.50 per option.

(5)  Solely represents 100,000 shares issuable to Mr. Luca upon the exercise of options at a rate of $3.50 per option.

(6)  Includes 50,000 shares of our common stock issuable to Mr. Cummins upon the exercise of options at a rate of $3.50 per option.

(7)  Includes 50,000 shares of our common stock issuable to Mr. Schwartz upon the exercise of options at a rate of $3.50 per option.

(8)  Includes 150,000 shares of our common stock issuable to Mr. Fine upon the exercise of options at a rate of $3.50 per option.

(9)  Having an address at 11100 Santa Monica Blvd., Suite 800, Los Angeles, CA 90025. Represents 922,755 shares held by Mr. Riley as sole equity holder of Riley Investment Management, LLC, General Partner of Riley Investment Partners Master Fund, L.P.; 2,600 shares held by Mr. Riley as trustee of the B. Riley & Co. Retirement Trust; 43,300 shares by Mr. Riley as custodian for his children of which he disclaims beneficial ownership.

Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange act of 1934, as amended, requires our directors and executive officers, and persons who beneficially own more than 10% of a registered class of our equity securities, to file reports of beneficial ownership and changes in beneficial ownership of our securities with the SEC on Forms 3 (Initial Statement of Beneficial Ownership), 4 (Statement of Changes of Beneficial Ownership of Securities) and 5 (Annual Statement of Beneficial Ownership of Securities). Directors, executive officers and beneficial owners of more than 10% of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file. Based solely on review of the copies of such forms furnished to us, or written representations that no reports were required, we believe that for the fiscal year ended May 31, 2008, there were no late filings under Section 16(a) except with respect to a Form 3 that was not filed for Neal Fine when he became a director.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Executive Officers. Our executive officers are generally elected annually at the meeting of our Board of Directors held in conjunction with the annual meeting of stockholders. The following are our executive officers as of September 25, 2008:

Name	Office	Position Since
Neal Fine	Executive Vice President Technology	November 9, 2007
Kenneth S. Wood	Chief Executive Officer and President	September 2, 2008
Richard Rosenfeld	Chief Financial Officer, Vice President of Operations, and Secretary	September 2, 2008

As of September 25, 2008, none of the named executive officers were granted any additional stock options or other long term incentive compensation.

Executive Officers Who Are Not Directors.

Richard S. Rosenfeld was Chief Financial Officer and vice-president of operations of Barringer Technologies, Inc., a trace detection company from 1991 to 2002. Since 2002, Mr. Rosenfeld has been providing business consulting services and pursuing other business interests. Mr. Rosenfeld graduated from Syracuse University with a B.S in accounting.

Executive Compensation. The following table sets forth information concerning the compensation of our chief executive officer and our two other most highly compensated executive officers whose salary plus bonus in our last fiscal year exceeded $100,000, for all services rendered in all capacities to us, during the fiscal years ended May 31, 2006, 2007, and 2008.

SUMMARY COMPENSATION TABLE
Annual Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($) (1)	All Other Compensation(2)	Total
William B. Cotton Chief Executive Officer	2006 2007 2008	166,270 165,700 154,634	5,000 -- --	-- -- --	15,800 15,500 14,536	185,800 181,200 169,171
Neal Fine Vice-President	2006 2007 2008	150,000 150,700 150,587	-- -- --	-- -- --	11,500 7,500 7,529	161,500 158,200 158,116
(1)	Represents the compensation costs for financial reporting purposes for the year under the SFAS 123R. See Note 1 to the Notes of Financial Statements in Item 7 in our 2008 Annual Report.
(2)	Represents payments for medical insurance and the executive's share of Company's matching contribution to Company's 401(k) Retirement Plan.

COMPENSATION DISCUSSION AND ANALYSIS

Employment Contracts. Effective November 4, 2005, we entered into a two year employment agreement with William B. Cotton, our President. The agreement provided for the payment to Mr. Cotton of an annual salary of $165,000. The agreement provided that the parties may agree by written amendment to continue the agreement on a year-to-year basis. This agreement was not continued pursuant to these terms.

Effective April 1, 2005, we entered into a two year employment agreement with Neal E. Fine, as Senior Vice-President of Technology. The agreement provided for the payment to Mr. Fine of an annual salary of $150,000. The agreement provided that the parties may agree by written amendment to continue the agreement on a year-to-year basis. This agreement was not continued pursuant to these terms. Mr. Fine was appointed as Vice-President during FY 2008 and served without a written contract.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($) (1)	Option Expiration Date
William B. Cotton (1)	165,000	3.50	December 14, 2014
Neal E. Fine (2)	150,000	3.50	November 29, 2014

(1)     Stock option awards, granted in December 2005 under the 2005 Stock Incentive Plan originally vesting in one-quarter installments on the grant date and each anniversary of the grant date and which were 100% accelerated in May 2006.

(2)     Stock option awards, granted as of November 29, 2004 vesting in one-quarter installments on the grant date and each anniversary of the grant date and which were 100% accelerated on May 2006.

Compensation of Directors.

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)	All Other Compensation ($)	Total ($)
Joseph Luca	37,360	---	---	37,360
Kenneth S. Wood	2,500	---	---	2,500

(1) Represents the compensation costs for financial reporting purposes for the year under the SFAS 123R. See Note 1 to the Notes of Financial Statements in Item 7 in our 2008 Annual Report.

NARRATIVE OF DIRECTOR COMPENSATION

Mr. Luca is the only director who is not an employee of the Company and is compensated for his service as director in the amount of $3,000 per month. Messrs. Cummins and Schwartz are not compensated for their service on the board. Directors are reimbursed for their expenses incurred in attending Board of Directors and committee meetings.

Members of the Board of Directors also are eligible for grants of stock options pursuant to the 2005 Stock Incentive Plan.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

We currently have a Board of Directors consisting of four directors, who are serving until the annual meeting of stockholders is held in 2008, and until their respective successors are duly elected and qualified. At the annual meeting of stockholders, directors will be elected for a term of one year. There are no family relationships between any of the executive officers or directors of the Company.

Nominees for Directors. The Nominating and Governance Committee has nominated, and proposes that stockholders elect, to four positions on the Board of Directors the following individuals: Kenneth S. Wood, Joseph J. Luca, Wes Cummins and James A. Schwartz. If elected, the nominees will serve as directors until our annual meeting of stockholders in 2009 and until their successors are elected and qualified. If any nominee declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as we may designate.

Kenneth S. Wood Age 56

Kenneth S. Wood was the President of Barringer Technologies, Inc., a trace detection company, from 1996 through 2002. Since 2002, Mr. Wood has been providing business consulting services and pursuing other business interests. Mr. Wood graduated from Colgate University with a B.A. degree in Economics and received his J.D. degree from Seton Hall University.

Joseph J. Luca Age 60

Joseph J. Luca is a stockholder of Luca, DeBlasio & Company, Inc., a regional public accounting firm which he founded in 1974 where he worked until 2005, when he retired. From 1993 to 1999, Mr. Luca also served as the CFO and Director of Administration and Finance of The Massachusetts Port Authority. Mr. Luca is a Certified Public Accountant. Mr. Luca earned a B.S.B.A. degree from Northeastern University and a Masters of Science in Taxation from Bentley College.

Wes Cummins Age 29

Mr. Cummins is President of B. Riley and Co. Inc., an investment banking firm, where he oversees the firm's financial advisory and capital raising services to middle-market, publicly traded companies. Mr. Cummins joined B. Riley's Research Department in February 2002 and was promoted to Director of Research in January 2003. During his tenure, he grew B. Riley's research coverage to more than 100 companies in the following sectors: retail, semiconductors, technology hardware, software, IT services, communications, media and healthcare. While Director of Research, Mr. Cummins was ranked #1 in the 2004 Forbes.com/StarMine-North American Analyst Survey in the Best Stock Picker category for the Communications Equipment sector. Prior to joining B. Riley, Mr. Cummins worked at Needham & Company and at Kennedy Capital Management. He holds a B.S.B.A. degree from Washington University in St. Louis.

James A. Schwartz Age 40

James A. Schwartz is a founder of the Investment Manager. Mr. Schwartz is responsible for the day-to-day investment decisions as well as the long-term strategy of the Partnership. Prior to founding the Investment Manager, Mr. Schwartz worked at Gilder, Gagnon & Howe, as a Portfolio Manager from 2003-2005, and as an analyst from 2000-2002. From 1990-1998, Mr. Schwartz was a Senior Producer for NBA Entertainment, where he won an Emmy Award. Mr. Schwartz received an MBA from Columbia University in 2000, and a BA in History from Bates College in 1989.

Vote Required and Board of Directors' Recommendation. If a quorum is present and voting, the four nominees for director receiving the highest number of votes will be elected as directors. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will have no effect on the vote.

The Board of Directors unanimously recommends a vote "FOR" the nominees named above.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Finance and Audit Committee has selected Wolf & Company, P.C. as independent auditors to audit our consolidated financial statements for the fiscal year ending May 31, 2009. Wolf & Company, P.C. has acted in such capacity since its appointment in fiscal year 2005. A representative of Wolf & Company, P.C. is expected to be present by teleconference at the annual meeting, with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

Audit and Related Fees. The following table presents fees for professional audit services rendered by Wolf & Company, P.C. for the audit of the Company's annual financial statements and fees billed for other services rendered by Wolf & Company, P.C. for fiscal years 2007 and 2008.

	2007	2008
Audit Fees	$79,324	$ 79,253
Audit related fees(1)	16,100
	$95,424	$ 9,650
Audit and audit related fees
Tax fees(2)	$9,100	$ 0
All other fees	0	0
Total fees	$104,524	$ 88,903

______________

(1)	Audit Related Fees consist principally of consultations in connection with accounting and financial reporting matters.
(2)	Tax fees consist of fees for tax consultation and tax compliance services.

Annual Independence Discussions. The Finance and Audit Committee has determined that the provision by Wolf & Company, P.C. of certain limited, non-audit services to Flight Safety Technologies, Inc. has been compatible with Wolf & Company, P.C. maintaining its independence.

Vote Required and Board of Directors' Recommendation. Approval of this proposal requires the affirmative vote of a majority of the votes cast affirmatively or negatively on the proposal at the annual meeting of stockholders, as well as the presence of a quorum representing a majority of all outstanding shares of our common stock, either in person or by proxy. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the proposal.

Stockholder ratification of the selection of Wolf & Company, P.C. as our independent auditors is not required by our Bylaws or otherwise. We are submitting the selection of Wolf & Company, P.C. to you for ratification as a matter of good corporate practice. In the event the stockholders fail to ratify the selection, the Finance and Audit Committee of our Board of Directors will reconsider whether or not to retain that firm. Even if the selection is ratified, the Finance and Audit Committee in its discretion may direct the appointment of a different independent auditing firm at any time during the year if it determines that such a change would be in our best interest and the best interest of the stockholders.

The Board of Directors unanimously recommends a vote "FOR" the ratification of Wolf & Company, P.C. as Flight Safety Technologies' independent auditors for the fiscal year ending May 31, 2009.

REPORT OF THE FINANCE AND AUDIT COMMITTEE

The Finance and Audit Committee oversees our financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including internal control systems. Wolf & Company, P.C. is responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board (United States) and to issue a report on its audit.

The Finance and Audit Committee currently consists of two directors, both of whom, in the judgment of the Board, are "independent directors."

The functions of the committee include retaining our independent auditors, reviewing their independence, reviewing and approving the planned scope of our annual audit, reviewing and approving any fee arrangements with our auditors, overseeing their audit work, reviewing and pre-approving any non-audit service that may be performed by them, reviewing the adequacy of accounting and financial controls, reviewing our critical accounting policies and reviewing and approving any related party transactions. The committee acts pursuant to a written charter which has been adopted by the Board of Directors and you can view on our website at www.flysafetech.com. In fulfilling its oversight responsibilities, the Finance and Audit Committee received and discussed our audited financial statements in the Annual Report with Management, including a discussion of the quality of the accounting principles and policies, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Finance and Audit Committee has discussed and reviewed with our independent auditors, who are responsible for auditing our financial statements and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, all matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Finance and Audit Committee has met with Wolf & Company, P.C., with and without management present, to discuss the overall scope of Wolf & Company, P.C.'s audit, the results of its examinations, its evaluations of our internal controls and the overall quality of our financial reporting.

The Finance and Audit Committee has received from our auditors a formal written statement describing all relationships between the auditors and us that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors' independence.

Based on the review and discussions referred to above, the committee recommended to the Board of Directors that our audited financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended May 31, 2008.
FINANCE AND AUDIT COMMITTEE Joseph J. Luca (Chair) James Schwartz

STOCKHOLDER PROPOSALS TO BE PRESENTED
AT NEXT ANNUAL MEETING

Stockholder proposals may be included in our proxy materials for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in applicable SEC rules. For a stockholder proposal to be included our proxy materials for the annual meeting to be held in 2009, the proposal must be received at our principal executive offices, addressed to the Secretary, no earlier than 120 calendar and no later than 90 days in advance of the one year anniversary of the date our proxy statement was released to stockholders in connection with the previous year's annual meeting of stockholders. Stockholder business that is not intended for inclusion in our proxy materials may be brought before the annual meeting so long as we receive timely notice of the proposal, addressed to the Secretary at our principal executive offices. To be timely, notice of stockholder business must be received by our Secretary no later than the close of business on the 10th day following the day on which the date of the annual meeting is publicly announced. A stockholder's notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual or special meeting (i) a brief description of the business desired to be brought before the annual meeting, (ii) the name and address of the stockholder proposing such business and of the beneficial owner, if any, on whose behalf the business is being brought, (iii) the class and number of shares of our common stock which are beneficially owned by the stockholder and such other beneficial owner, and (iv) any material interest of the stockholder and such other beneficial owner in such business.

TRANSACTION OF OTHER BUSINESS

At the date of this proxy statement, the Board of Directors knows of no other business that will be conducted at the 2008 annual meeting other than as described in this proxy statement. If any other matter or matters are properly brought before the meeting, or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

By order of the Board of Directors /s/ Kenneth S. Wood Kenneth S. Wood Chief Executive Officer

September 26, 2008

PROXY

FLIGHT SAFETY TECHNOLOGIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
MEETING OF STOCKHOLDERS
NOVEMBER 13, 2008

The stockholders hereby appoint Joseph J. Luca, as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Flight Safety Technologies, Inc. that the stockholders are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 a.m., EST, on November 13, 2008, at Wyndham Garden Hotel at Newark Airport, 550 Route 1 South, Newark, New Jersey, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDERS. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL.

Please sign exactly as name appears hereon. Attorneys, trustees, executors and other fiduciaries acting in a representative capacity should sign their names and give their titles. An authorized person should sign on behalf of corporations, partnerships, associates, etc. and give his or her title. If your shares are held by two or more persons, each person must sign. Receipt of the notice of meeting and proxy statement is hereby acknowledged.

The Board of Directors recommends a vote "FOR" all items.
				For	Against	Abstain
	For All	Withhold All	For All Except	To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.
1. To elect as Directors of Flight Safety Technologies, Inc. the nominees listed below:	☐	☐	☐
01) Kenneth S. Wood 02) Joseph J. Luca	03) James A. Schwartz 04) Wes Cummins

For	Against	Abstain
2.	Ratification of independent accountants.	☐	☐	☐
3.	In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

For address changes and/or comments, please check this box and write them on the back where indicated.

Please indicate if you plan to attend this meeting             Yes     ☐      No     ☐

Signature(s)

Date